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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 5, 2001



                                   SATX, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                   000-29755                      87-0293479
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


            8302 DUNWOODY PLACE, SUITE 270
                   ATLANTA, GEORGIA                                 30350
       (Address of principal executive offices)                   (ZIP Code)


       Registrant's telephone number, including area code: (678) 585-7755


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On September 5, 2001, SATX, Inc., a Nevada corporation (the "Company"), acquired Total Telephone Concepts, Inc., a Texas corporation ("TTC") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of such date.

         Under the terms of the Stock Purchase Agreement, the Company issued 3,000,000 shares of its common stock, $.001 par value (the "SATX Shares") and received 7,800 shares of TTC's common stock, which comprised 100% of the issued and outstanding capital stock of TTC. In addition to the SATX Shares, the TTC shareholders received warrants to purchase a total of 4,500,000 shares of the Company's common stock (the "Warrants"). Two million of the Warrants are exercisable at $.30 per share, 1,250,000 of the Warrants are exercisable at $.50 per share, and the remaining 1,250,000 Warrants are exercisable at $.70 per share. The terms and conditions of the Stock Purchase Agreement were determined in arm's-length negotiations between the parties.

         TTC is a correctional facility telecommunications management business headquartered in Houston, Texas. TTC operates inmate telephone systems in 25 correctional facilities in seven states. TTC's management team has been in the inmate telephone business for over fifteen years and will continue on as employees of the Company.

         (b) The assets acquired in the Stock Purchase Agreement have been used in the business of TTC. The assets are personal property, including telecommunications equipment, computer equipment and software, certain contracts, customer and supplier data, intangible assets and other equipment used in the business of TTC. The Company will continue to make the same use of this property following the acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         It is impracticable to provide the required financial statements with this Form 8-K. As permitted by Form 8-K, such financial statements will be filed under cover of an amendment to this Form 8-K as soon as practicable, but in no case later than 60 days after this Form 8-K must be filed.

         (b) PRO FORMA FINANCIAL CONDITION.

         It is impracticable to provide the required financial statements with this Form 8-K. As permitted by Form 8-K, such financial statements will be filed under cover of an amendment to this Form 8-K as soon as practicable, but in no case later than 60 days after this Form 8-K must be filed.

         (c) EXHIBITS.

         Exhibit No.           Description.
         -----------           -----------

          2.1* Stock Purchase Agreement by and among SATX, Inc., Total Telephone Concepts, Inc., Richard J. Bono, William H. Burgess, Ralph Edward Roark, Eddie D. Austin, Jr. and Michael P. Vincent, made and entered into as of September 5, 2001.

         99.1     Press Release, dated September 6, 2001, issued by SATX, Inc.

------------------

         * Pursuant to Item 601(b)(2) of Regulation S-K, the following schedules to Exhibit 2.1 have been omitted from this Report and will be provided to the Commission upon request.


           (a)      Exhibit A        Form of Warrant Agreement
                    ---------

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           SATX, INC.


Date:  September 19, 2001                  By: /S/ TERRY L. COLBERT
                                           -------------------------------------
                                           Terry L. Colbert
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President




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                                  EXHIBIT INDEX




     Exhibit No.  Description.
     -----------  -----------

          2.1 Stock Purchase Agreement by and among SATX, Inc., Total Telephone Concepts, Inc., Richard J. Bono, William H. Burgess, Ralph Edward Roark, Eddie D. Austin, Jr. and Michael P. Vincent, made and entered into as of September 5, 2001.


         99.1     Press Release, dated September 6, 2001, issued by SATX, Inc.